SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dupree Mutual Funds

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

DUPREE MUTUAL FUNDS

Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, KY 40507

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 24, 2017

Dear Shareholders:

The Board of Trustees of Dupree Mutual Funds (the “Trust”), a diversified, open-end management investment company organized under the laws of the Commonwealth of Kentucky as a Kentucky Business Trust has called a special meeting (“Meeting”) of the shareholders of the Alabama Tax-Free Income Series, Kentucky Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, Mississippi Tax-Free Income Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series, Taxable Municipal Bond Series and Intermediate Government Bond Series, each a series (“Fund”) of the Trust, to be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, Kentucky 40507 on October 24, 2017, at 10:00 a.m., Eastern Time, for the following purposes:

Proposal	Funds Voting	Recommendation of the Board of Trustees

1. To elect the Board of Trustees of the Trust.	All Funds	FOR

2. To approve an amendment to the Trust’s Agreement and Declaration of Trust eliminating the requirement to hold an annual shareholder meeting.	All Funds	FOR

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.	All Funds	FOR

Only shareholders of record at the close of business on September 6, 2017, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about September 20, 2017.

By Order of the Board of Trustees

Michelle M. Dragoo, Secretary

September 20, 2017

YOUR VOTE IS IMPORTANT

To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call (800) 866-0614 or (859) 254-7741.

DUPREE MUTUAL FUNDS

Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, KY 40507

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 24, 2017

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Dupree Mutual Funds (the “Trust”) for use at the special meeting (“Meeting”) of Shareholders of the Trust to be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, Kentucky 40507 on October 24, 2017, at 10:00 a.m., Eastern Time, and any and all adjournments thereof (the “Meeting”). The Trust is soliciting proxies on behalf of the following series (each a “Fund” and collectively, the “Funds”) of the Trust:

Alabama Tax-Free Income Series	North Carolina Tax-Free Short-to-Medium
Kentucky Tax-Free Income Series	Tennessee Tax-Free Income Series
Kentucky Tax-Free Short-to-Medium Series	Tennessee Tax-Free Short-to-Medium Series
Mississippi Tax-Free Income Series	Taxable Municipal Bond Series
North Carolina Tax-Free Income Series Series	Intermediate Government Bond Series

The Board called the Meeting for the following purposes:

Proposal	Funds Voting

1. To elect the Board of Trustees of the Trust.	All Funds

2. To approve an amendment to the Trust’s Agreement and Declaration of Trust eliminating the requirement to hold an annual shareholder meeting.	All Funds

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.	All Funds

The Notice of the Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about September 20, 2017.

The Meeting has been called by the Board of the Trust for the election of five Trustees to the Board and to consider an amendment to the Trust’s Agreement and Declaration of Trust to eliminate the requirement of an in-person, annual shareholder meeting. The Meeting also has been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof. Only shareholders of record at the close of business on September 6, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Each Fund is managed by Dupree & Company, Inc. (the “Adviser”), 125 South Mill Street, Vine Center, Suite 100, Lexington, Kentucky 40507.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement and copies of the Trust’s most recent annual and semi-annual reports to shareholders are available at www.dupree-funds.com The Trust’s annual and semi-annual reports are available by calling (800) 866-0614.

PROPOSAL 1

ELECTION OF TRUSTEES TO THE BOARD

In this proposal, shareholders of the Trust are being asked to elect William A. Combs, Jr., James C. Baughman, Jr., C. Timothy Cone, Ann Rosenstein Giles and Marc A. Mathews (each a “Nominee” and together, the “Nominees”) to the Board, each to hold office until his/her successor is duly elected and qualified.

The Nominees are incumbent Trustees and were elected to their positions by shareholders on October 26, 2016. The Trust’s By-Laws require that each Trustee hold office for a term expiring at the next annual meeting of shareholders succeeding his/her election and until his/her successor is elected and qualified. Thus, even if shareholders do not elect the Nominees, the Nominees will continue to serve in their current capacities pursuant to their election or appointment to the Board until his/her successor is elected and qualified.

The Nominating Committee met on August 23, 2017, and nominated each Nominee for election to the Board. Mr. Combs is considered an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Interested Trustee”) because his son, Huston B. Combs, is an employee of the Adviser. All other Nominees are not “interested persons” under Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Trustees”).

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise good judgment, ask incisive questions, manage people and problems, and develop effective solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experiences of the Nominees make each highly qualified.

The Board believes each Nominee possesses experiences, qualifications, and skills valuable to the Trust. Each Nominee has substantial business experience, effective leadership skills and the ability to critically review, evaluate and assess information. Each Nominee is an incumbent trustee with intimate knowledge of, and experience with, the Funds’ investment objectives and strategies. For these reasons, and for the reasons set forth below detailing the specific experience, qualifications, attributes and skills of each Nominee, the Board concludes that each Nominee should serve as a Trustee of the Trust.

Interested Trustee Nominee

William A. Combs, Jr. — Mr. Combs served as an Officer and Director of Mercedes-Benz of Cincinnati, Ohio and Mercedes-Benz of West Chester, Ohio until 2016. Prior to that, he was an Officer and Director of a family controlled lumber and supply business. Mr. Combs spent a considerable part of his career in senior management, corporate governance, finance, strategic thinking and consensus building. In addition to his professional commitments, Mr. Combs has served in leadership roles on numerous local civic boards.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years

William A. Combs, Jr. 125 South Mill Street Vine Center, Suite 100 Lexington, KY 40507 Age: 77	Acting Chairman of the Board of Trustees and Trustee of Dupree Mutual Funds	Indefinite; 29 Years of Service	Officer, Director: Mercedes-Benz of Cincinnati, Ohio (1988-2016); Mercedes-Benz of West Chester, Ohio (2003-2016)	10	None

Incumbent Independent Trustee Nominees

James C. Baughman, Jr. — From 1998-2013, Mr. Baughman served as a Chief Executive Officer, Secretary, Treasurer and Director of Office Suite Plus, Inc. and its wholly owned subsidiary, Office Suites Plus Properties, Inc., a privately held business that provides office and conference facilities with advanced technology and support services. Currently, he is President of both CJN Advisors, LLC, a business consulting firm, and Blue Horse Entries, LLC, which provides an online portal for organizers of equestrian clinics and competitions to list, and riders to search, find and submit entries. Mr. Baughman received his MBA in finance. His experience in corporate governance, strategic planning, finance and accounting, operations and marketing, real estate and technology make him duly qualified and skilled to serve on the Board.

C. Timothy Cone — Mr. Cone is Of Counsel at the Lexington, Kentucky law firm Gess, Mattingly & Atchison, P.S.C., and was President of the firm from 1994-2016. With a legal practice focused on business organizations and transactions, commercial lending and real estate, Mr. Cone has legal expertise in business formation, mergers and acquisitions, corporate governance, and strategic thinking. He also has extensive experience with the Kentucky thoroughbred industry and has served in leadership roles on numerous local civic boards.

Ann Rosenstein Giles — Ms. Giles is a self-employed marketing consultant. She has worked in various capacities in the advertising and marketing field in New York, Michigan and Kentucky. Ms. Giles has senior management experience and is highly-skilled in business development.

Marc A. Mathews — Mr. Mathews currently serves as Vice-President for Finance and Business at Transylvania University in Lexington, Kentucky, and was previously Treasurer and Controller at the University of Kentucky and a Senior Audit Manager at PricewaterhouseCoopers, LLP. He is a Certified Public Accountant and a Certified Treasury Professional, and holds degrees in Business Administration and Accounting. Mr. Mathews is active on numerous local civic boards. He is well-versed in corporate governance, finance, and consensus building.

The following table provides additional information regarding the incumbent Independent Trustees.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years

James C. Baughman, Jr. 125 South Mill Street Vine Center, Suite 100 Lexington, KY 40507 Age: 54	Trustee of Dupree Mutual Funds and Chairman of Nominating Committee	Indefinite; 10 Years of Service	President, CJN Advisors, LLC (2013-present; business consulting); President, Blue Horse Entries, LLC (2014- present; support services for equestrian events); Chief Executive Officer, Secretary, Treasurer, Director, Office Suites Plus, Inc. (1998-2013; executive office space rental)	10	Advisory Board, Community Trust Bank, Lexington, KY

C. Timothy Cone 125 South Mill Street Vine Center, Suite 100 Lexington, KY 40507 Age: 73	Trustee of Dupree Mutual Funds	Indefinite; 15 Years of Service	Of Counsel, Gess, Mattingly & Atchison, P.S.C. (2016-present; law firm); President, Gess, Mattingly & Atchison, P.S.C. (1994- 2016)	10	None

Ann Rosenstein Giles 125 South Mill Street Vine Center, Suite 100 Lexington, KY 40507 Age: 65	Trustee of Dupree Mutual Funds and Chairwoman of Valuation Committee	Indefinite; 6 Years of Service	AJ Marketing Partners (1987-present; self- employed marketing consultant)	10	None

Marc A. Mathews 125 South Mill Street Vine Center, Suite 100 Lexington, KY 40507 Age: 59	Trustee of Dupree Mutual Funds and Chairman of Audit Committee	Indefinite; 6 Years of Service	Vice President for Finance and Business, Transylvania University (2009-present; institute of higher education)	10	Director, Bank of the Bluegrass

Trust Officers

The following table provides information regarding the Trust’s officers.

Name, Address1 and Age	Position(s) Held with the Trust	Principal Occupation(s) During the Past 5 Years

Thomas Dupree, Sr. Age: 87	President	Chairman, Dupree & Company, Inc. (broker/dealer/investment adviser)

Allen E. Grimes, III Age: 55	Executive Vice-President	President, Dupree & Company, Inc.

Michelle M. Dragoo Age: 56	Vice President, Secretary, Treasurer	Vice President, Secretary, Treasurer, Dupree & Company, Inc.

Vincent Harrison Age: 46	Assistant Secretary and Assistant Treasurer	Vice President, Dupree & Company, Inc.

Martin R. Dean Age: 53	Chief Compliance Officer	Vice President, Director of Fund Compliance Ultimus Fund Solutions, LLC (January 2016-present); Senior Vice President, Huntington Asset Services (July 2013-December 2015); Director of Fund Accounting and Fund Administration Product, Citi Fund Services (January 2008-June 2013)

Nominees’ Share Ownership

Each Nominee owns shares of the Trust. The following table shows the dollar range of the shares beneficially owned by each Nominee as of September 6, 2017.

Fund	Dollar Range of Equity Securities in the Trust.1
	William A. Combs, Jr.	James C. Baughman, Jr.	C. Timothy Cone	Ann Rosenstein Giles	Marc A. Mathews
Alabama Tax-Free Income Series
Kentucky Tax-Free Income Series	over $100,000	over $100,000	over $100,000	$10,001-$50,000	$50,001-$100,000
Kentucky Tax-Free Short-to-Medium Series			over $100,000
Mississippi Tax-Free Income Series
North Carolina Tax-Free Income Series
North Carolina Tax-Free Short-to-Medium Series
Tennessee Tax-Free Income Series
Tennessee Tax-Free Short-to-Medium Series
Taxable Municipal Bond Series
Intermediate Government Bond Series		$1-$10,000
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustee or Nominee in Family of Investment Companies

1	Unless otherwise noted, the mailing address of each officer is: c/o Dupree Mutual Funds, 125 South Mill Street, Vine Center, Suite 100, Lexington, KY 40507.

1	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and over $100,000.

Trustee Compensation

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended June 30, 2017.

Name and Position	Aggregate Compensation from the Funds for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustees by the Funds for Service to Trust and Trust Complex
William A. Combs, Jr. Chairman, Trustee	$29,000	$0	$0	$29,000
James C. Baughman, Jr. Trustee	$27,000	$0	$0	$27,000
C. Timothy Cone Trustee	$29,000	$0	$0	$29,000
Ann Rosenstein Giles Trustee	$29,000	$0	$0	$29,000
Marc A. Mathews Trustee	$29,000	$0	$0	$29,000

Leadership Structure and Board of Trustees

The Board’s primary responsibility is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. All of the Trustees on the Board, except Mr. Combs, are independent of and not affiliated with the Adviser or its affiliates. Mr. Combs is considered an Interested Trustee because his son is employed by the Adviser. Mr. Combs has no other affiliation with the Adviser. All Trustees serve all ten Funds and have delegated responsibility for day-to day-operations to various service providers whose activities they oversee. The Trustees also have engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. Each Trustee is expected to attend all meetings of the Board in-person. The Board met four times in the fiscal year ended June 30, 2017. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Funds’ Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. The Board has determined that the leadership and committee structure is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole, as well as issues that are unique to each Fund.

Board Oversight of Risk

The Funds are subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers, subject to supervision by the Adviser and the Trust’s administrator. The Board oversees efforts by management and service providers to manage the risk to which the Funds may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the Chief Compliance Officer of the Trust and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding Fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Funds. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Funds are exposed, enabling a dialogue about how management and service providers can mitigate those risks. Not all risks that may affect a Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals. As a result of the foregoing and other factors, a Fund’s ability to manage risk is subject to substantial limitations. The Board believes that its current oversight approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, financial, or otherwise. The Board may, at any time in its discretion, change the manner in which it conducts risk oversight of the Funds.

Board Committees

The Board has three standing committees: an Audit Committee, a Nominating Committee, and a Valuation Committee. All Independent Trustees are members of the Audit Committee and Nominating Committee. All Trustees are members of the Valuation Committee.

The Audit Committee meets semi-annually, or more often if needed, to review accounting, management, pricing and control functions of the Trust; select the Fund’s auditors; review the Trust’s accounting and financial reporting policies, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and attend to all other matters as required by law    The Audit Committee held two regularly scheduled meetings during the fiscal year ended June 30, 2017. The Audit Committee has not identified a “financial expert” because it believes that the collective experience and expertise of all of the Audit Committee members in assessing the performance of companies and the evaluation of financial statements is sufficient to assess the issues which can reasonably be expected to be raised by the Trust’s financial statements.

The Nominating Committee meets annually, or more often if needed, to nominate persons to serve on the Board of Trustees. The Nominating Committee will consider nominees recommended by security holders when a vacancy occurs. Any security holder may write to the Trust, identifying a nominee and describing the nominee’s qualifications. The Nominating Committee held one meeting during the fiscal year ended June 30, 2017.

The Valuation Committee’s purpose is to discuss, review and approve adjustments to valuation of bonds in the several portfolios of the Trust when necessary between regular meetings of the Board. The Valuation Committee held no meetings during the fiscal year ended June 30, 2017.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES.

PROPOSAL 2:

APPROVAL OF AMENDMENT TO AGREEMENT AND DECLARATION OF TRUST

The Trust was formed on June 25, 1987, pursuant to its Agreement and Declaration of Trust (“Declaration of Trust”), which sets forth various provisions relating primarily to the governance of the Trust and the powers of the Trust to conduct its business. The Declaration of Trust was amended by the Board on October 22, 1991; April 22, 1992; October 21, 1993; October 31, 1994; October 18, 1995; October 26, 1999; and May 11, 2010.

Currently, Article VI, Section 6.2 of the Declaration of Trust states:

Section 6.2 Meetings. There shall be an annual meeting of Shareholders at such place within or without the Commonwealth of Kentucky and on such date as may be designated in the call thereof, which call shall be made by the Trustees. In the event that such meeting is not held in any year within the time period fixed in the By-Laws, whether the omission be by oversight or otherwise, a subsequent special meeting may be called by the Trustees and held in lieu of the annual meeting with the same effect as though held within such time period. Special meetings (including meetings involving only the holders of Shares of one or more but less than all Series) may also be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any such meeting shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder’s address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series) for a period of 30 days after written request by Shareholders holding at least 25% of the Shares then outstanding of any such Series entitled to vote upon any matter requiring action by the Shareholders as provided herein that a meeting be called to consider such matter, then Shareholders holding at least 25% of the Shares then outstanding of such Series may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

On August 23, 2017, the Board approved, and recommended that shareholders of the Trust approve, the proposed amendment to the Declaration of Trust to eliminate the requirement of an annual shareholder meeting. Neither the Investment Company Act of 1940, as amended (the “1940 Act”), nor the Kentucky Business Trust Act (Ky. Rev. Stat. 386.370, et seq.) require the Trust to conduct an annual shareholder meeting, and annual shareholder meetings are not common practice in the mutual fund industry. The amendment is intended to allow the Trust to operate in a more efficient and economical manner by eliminating the costs of conducting an annual shareholder meeting. If the amendment is approved by shareholders, the Trust will no longer conduct an annual election of Trustees. Each Trustee will serve an indefinite term until their successors are duly elected and qualified or they are otherwise removed as provided in the Declaration of Trust. Likewise, the Trust will no longer conduct an annual selection of auditors. Auditors will be selected by the Audit Committee, which is common practice in the industry and is permitted by rules adopted by the Securities and Exchange Commission. Adoption of the amendment to the Declaration of Trust will not alter in any way the Trustees’ existing fiduciary responsibility to act with due care and in the shareholders’ interests. The amendment neither prohibits nor precludes a shareholder meeting when such a meeting is warranted, and does not conflict with any requirements governing the selection of auditors.

If approved, Article VI, Section 6.2 of the Declaration of Trust would be amended to state as follows:

Section 6.2 Meetings. The Trustees may, from time to time, call a special meeting of Shareholders (including meetings involving only the holders of Shares of one or more but less than all Series) for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any such meeting shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder’s address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders (including a meeting involving only the holders of Shares of one or more but less than all Series) for a period of 30 days after written request by Shareholders holding at least 25% of the Shares then outstanding of any such Series entitled to vote upon any matter requiring action by the Shareholders as provided herein that a meeting be called to consider such matter, then Shareholders holding at least 25% of the Shares then outstanding of such Series may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

If shareholders of the Trust do not approve the amendment to the Declaration of Trust, the Trust will continue to operate under the current Declaration of Trust and the Board will determine what action, if any, should be taken.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE AMENDMENT TO THE DECLARATION OF TRUST

GENERAL INFORMATION

OPERATION OF THE FUNDS

Each Fund is a series of Dupree Mutual Funds, a diversified, open-end investment management company organized under the laws of the Commonwealth of Kentucky as a Kentucky business trust on June 25, 1987. The Trust’s principal executive offices are located at 125 South Mill Street, Vine Center, Suite 100, Lexington, Kentucky 40507. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust currently retains Dupree & Company, Inc., 125 South Mill Street, Vine Center, Suite 100, Lexington, Kentucky 40507, as the Trust’s investment adviser, administrator and transfer agent. U.S. Bank, 425 Walnut Street, ML 6118, P.O. Box 1118, Cincinnati, Ohio 45201-1118, is the Trust’s custodian.

THE PROXY

The Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees and approval of the amendment to the Agreement and Declaration of Trust, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting about which the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Trust were issued and outstanding.

Fund	Shares Outstanding
Alabama Tax-Free Income Series	2,174,452.006
Kentucky Tax-Free Income Series	128,724,515.456
Kentucky Tax-Free Short-to-Medium Series	12,987,801.249
Mississippi Tax-Free Income Series	985,894.311
North Carolina Tax-Free Income Series	12,048,583.637
North Carolina Tax-Free Short-to-Medium Series	2,001,264.837
Tennessee Tax-Free Income Series	9,691,942.612
Tennessee Tax-Free Short-to-Medium Series	977,993.270
Taxable Municipal Bond Series	1,050,652.164
Intermediate Government Bond Series	1,564,637.181

Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder of the Trust is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Trust submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of a Fund entitled to vote is necessary to constitute a quorum at the Meeting.

At the election of Trustees, each shareholder of the Trust is entitled to cast, in person or by proxy, as many votes in the aggregate as he/she shall have standing in his/her name on the books of the Trust as of the Record Date, multiplied by the number of Trustees to be elected at such election. Each shareholder may cast the whole number of votes for one Nominee, or distribute such votes among two or more Nominees.

Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of the Dupree Mutual Funds.

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and as votes against a proposal. In addition, under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE considers the election of Trustees as outlined in Proposal 1 to be routine. The NYSE considers the amendment to the Declaration of Trust as outlined in Proposal 2 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. Consequently, brokers holding shares of the Trust on behalf of clients may not vote on Proposal 2 absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum and votes against a proposal. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1. However, broker non-votes and abstentions will have the same effect as a vote against Proposal 2.

If (1) a quorum is not present at the Meeting, or (2) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice unless a new record date of the adjourned meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust beneficially owned shares of the Trust as follows:

Dupree Mutual Funds

Shareholder Name, Address	Shares Owned	% Ownership
Trustees:

James C. Baughman, Jr 125 South Mill Street Lexington, KY 40507	12,833.623	.00	%*

William A. Combs, Jr. 125 South Mill Street Lexington, KY 40507	1,917,940.561	1.11%

C. Timothy Cone 125 South Mill Street Lexington KY 40507	206,337.376	.11%

Ann Rosenstein Giles 125 South Mill Street Lexington, KY 40507	1,386.608	.00	%*

Marc A. Mathews 125 South Mill Street Lexington, KY 40507	10,814.461	.00	%*

Officers:

Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507	1,188,703.626	.69%

Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507	1,179.413	.00	%*

Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507	43,813.503	.00	%*

Vincent H. Harrison 125 South Mill Street Lexington, KY 40507	136.546	.00	%*

*	percentage of ownership in the Trust amounts to less than .01%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, there were no shareholders of record owning 5% or more of the outstanding shares of the Trust.

Shareholders owning more than 25% of the shares of the Trust are considered to “control” the Trust, as that term is defined under the 1940 Act. Persons controlling the Trust can determine the outcome of any proposal submitted to the shareholders for approval.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposals should be sent to Michelle M. Dragoo, Secretary, Dupree Mutual Funds, 125 South Mill Street, Vine Center, Suite 100, Lexington, Kentucky 40507. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the Meeting, which is anticipated to total between $20,000 and $25,000, will be borne by the Trust. In addition to solicitation by mail, solicitations may also be made by email, facsimile transmission, or other electronic media, or personal contacts. The Trust will request that broker/dealer firms, custodians, nominees, and fiduciaries forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, officers and employees of the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, facsimile transmissions, email and personal interviews. The Trust has engaged Broadridge Financial Solutions, Inc. to solicit proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost of $500, including out of pocket expenses, which will be borne by the Trust. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Trust’s independent registered public accounting firm is Ernst & Young LLP (“EY”). EY has served in this capacity since 1996. Shareholders are not being asked to approve EY as it is selected and appointed by the Trust’s Audit Committee and Board. EY has not attended shareholder meetings and is not expected to attend the upcoming Meeting. If a representative or representatives from EY were to attend the Meeting, they would have the opportunity to make a statement if they wished to and would be expected to be available to respond to questions.

Fees of Independent Registered Public Accountants

The following table presents the fees for professional services rendered by EY for the fiscal years ended June 30, 2016 and June 30, 2017.

Fee Category	2016 Fees	2017 Fees
Audit Fees
Audit-Related Fees	$141,900	$147,600
Non-Audit Related Fees
Tax Fees	39,500	41,000
All Other Fees	37,400	39,200

TOTAL FEES	$218,800	$227,800

Tax-related fees are for services related to tax compliance, tax advice, tax planning, tax return preparation and filing of the Funds’ federal and state income tax returns and federal excise tax returns.

The Trust’s Audit Committee pre-approves all audit and permissible non-audit services rendered. The Audit Committee will, when required by applicable rules, pre-approve all audit and permissible non-audit services to be provided by the independent accountants to the Trust, to its investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust. All audit and non-audit services were pre-approved by the Audit Committee. During the last two fiscal years, no non-audit fees were billed by EY for services rendered to the Trust’s investment adviser or any entity controlling, controlled by or under common control with such investment adviser. Pre-approval by the Audit Committee of the types of services that could be provided under the categories reported above was not waived under provisions contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as none where provided.

OTHER MATTERS

The Board of Trustees of the Trust knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at (800) 866-0614, or write the Trust at 125 South Mill Street, Vine Center, Suite 100, Lexington, Kentucky 40507.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Proxy Card are available at www.dupree-funds.com/forms.html

BY ORDER OF THE BOARD OF TRUSTEES

Michelle M. Dragoo, Secretary
September 20, 2017

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (800) 866-0614.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. Remember that equal shares of total votes will be allocated to the non-withheld trustees as nominated. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. Remember that equal shares of total votes will be allocated to the non-withheld trustees as nominated. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E32729-S62786 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. Equal shares of total votes will be allocated to the non-withheld trustees as nominated. For All Withhold All Except For All 1. ELECTION OF TRUSTEES Nominees: 01) William A. Combs, Jr. 04) Ann Rosenstein Giles 02) James C. Baughman, Jr. 05) Marc A. Mathews 03) C. Timothy Cone TO APPROVE AN AMENDMENT TO THE TRUST’S AGREEMENT AND DECLARATION OF TRUST. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. For Against Abstain For address changes and/or comments, please check this box and write them on the back where indicated. Yes No Please indicate if you plan to attend this meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy required Statement, co-signees, each dated etc. September MUST sign 20, . 2017. All joint owners, all Trustees and other When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS: THE PROXY STATEMENT IS AVAILABLE AT www.dupree-funds.com/forms.html Your vote is important. Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the special shareholder’s meeting. E32730-S62786 DUPREE MUTUAL FUNDS PROXY SOLICITED BY THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS OCTOBER 24, 2017 The undersigned hereby constitutes and appoints ALLEN E. GRIMES, III and MICHELLE DRAGOO and each of them, with full power of substitution, to represent the UNDERSIGNED at the Special Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the “Trust”) to be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, KY 40507-1636 on TUESDAY, OCTOBER 24, 2017 at 10:00 A.M., Lexington time, and at any adjournments thereof to vote all of the shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER ON THE MATTERS PROPOSED ON THE REVERSE SIDE BY THE TRUST. IF THE PROXY IS SIGNED BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)